Capital management	12 Months Ended
Dec. 31, 2020
Disclosure Of Capital Management [Abstract]
Capital management

51 Capital management

Objectives

Group Treasury (“GT”) Balance Sheet & Capital Management, is responsible for maintaining the adequate capitalisation of ING Group and ING Bank entities, to manage the risk associated with ING’s business activities. This involves not only managing, planning and allocating capital within ING Group, ING Bank and its various entities, but also helping to execute necessary capital market transactions, term (capital) funding and risk management transactions. ING takes an integrated approach to assess the adequacy of its capital position in relation to its risk profile and operating environment. This means GT Balance Sheet & Capital Management takes into account both regulatory and internal, economic based metrics and requirements as well as the interests of key stakeholders such as shareholders and rating agencies.

ING applies the following main capital definitions:

Common equity Tier 1 capital (CET1) - is defined as shareholders’ equity less regulatory adjustments. CET1 capital divided by risk-weighted assets equals the CET1 ratio.

Tier 1 capital – is defined as CET1 capital plus Additional Tier 1 (hybrid) securities and other regulatory adjustments. Tier 1 capital divided by risk-weighted assets equals the Tier 1 capital ratio.

Total capital – is Tier 1 capital plus subordinated Tier 2 liabilities and regulatory adjustments. Total capital divided by risk-weighted assets equals the Total capital ratio.

Common equity Tier 1 ratio ambition – is built on the CET1 requirements specified for ING, uncertainty of expected regulatory RWA inflation, potential increase in the regulatory requirement of the Countercyclical Buffer and the potential impact of a standardised and pre-determined 1-in-10-year stress event (i.e. at a 90% confidence level with a 1-year horizon).

Leverage ratio (LR) – is defined as Tier 1 capital divided by the leverage exposure.

Capital developments

Our capital position remained strong despite the higher risk costs due to Covid-19. At both the consolidated and entity level, ING has sufficient buffers to withstand certain adverse scenarios without breaching regulatory requirements in a forward looking scenario.

In 2020, ING has changed its CET1 ambition from around 13.5% to around 12.5%, reflecting among others a structural reduction of capital requirements and increased visibility of expected regulatory RWA inflation. This new ambition level is still comfortably above the current Maximum Distributable Amount (MDA) level of 10.51%, implying a management buffer of ~200 basis points.

ING’s capital ratios at the end of the year improved compared to 2019 primarily due to lower risk-weighted assets, mainly driven by lower volumes, FX movements and improved lending book quality. On the latter, downward rating adjustments were more than offset by higher and additional collateral value. ING continues to maintain a strong and high quality capital level.

ING Groep N.V. has a Common equity Tier 1 ratio of 15.5% as at 31 December 2020 versus an overall CRR II / CRD V solvency requirement (including buffer requirements) of 10.51%. The Group’s Tier 1 ratio (including grandfathered securities) increased to 17.3%. The Total capital ratio (including grandfathered securities) increased from 19.1% to 20.1% compared to last year.

ING Group capital position according to CRR II / CRD V
in EUR million	2020	2019
Shareholders’ equity [4]	54,637	53,769
- Reserved profit not included in CET1 capital [1]	-3,266	-1,754
- Other adjustments	-4,037	-4,464
Regulatory adjustments	-7,303	-6,217
Available common equity Tier 1 capital	47,333	47,552

Additional Tier 1 securities [2]	5,643	6,916
Regulatory adjustments additional Tier 1	48	51
Available Tier 1 capital	53,024	54,519

Supplementary capital Tier 2 bonds [3]	9,359	8,943
Regulatory adjustments Tier 2	-846	-1,158
Available Total capital	61,537	62,303

Risk weighted assets	306,324	326,414

Common equity Tier 1 ratio	15.45%	14.57%
Tier 1 ratio	17.31%	16.70%
Total capital ratio	20.09%	19.09%

1. The reserved profit not included in CET1 capital ING Group as per 31 December 2020 was EUR 3,266 million, of which EUR 1,512 million relates to the result of 2020 and EUR 1,754 million relates to the result of 2019.

2. Including EUR 4,660 million which is CRR-compliant (2019: EUR 5,312 million) and EUR 983 million to be replaced as capital recognition is subject to CRR grandfathering rules (2019: EUR 1,604 million).

3. Including EUR 9,206 million which is CRR-compliant (2019: EUR 8,789 million), and EUR 153 million to be replaced as capital recognition is subject to CRR grandfathering rules (2019: EUR 153 million).

4. Shareholders' equity is determined in accordance with IFRS-EU.

In accordance with the applicable regulation, credit and operational risk models used in the capital ratios calculations are not audited.

Dividend

In the third quarter of 2020, ING announced a change in its distribution policy from a progressive dividend to a pay-out ratio of 50% of resilient net profit and additional return of structural excess capital. The latter to be considered periodically, taking into account alternative opportunities as well as macroeconomic circumstances and the outcome of our capital planning. Resilient net profit is defined as net profit adjusted for significant items not linked to the normal course of business. The 50% pay-out may be in the form of cash or a combination of cash and share repurchases.

For 2020, the resilient net profit amounts to EUR 3,025 million of which EUR 1,512 million is reserved for distribution outside of CET1 capital. The resilient net profit includes EUR 540 million of positive P&L adjustments to the IFRS-EU net result related to impairments on goodwill (EUR 310 million) and the TMB stake (EUR 230 million). In February 2021, ING paid a cash-only interim dividend of EUR 468 million (EUR 0.12 per share). This amount is equal to 15% of adjusted net profit for 2020, in line with the ECB recommendation of 15 December 2020, which included a definition of adjusted net profit. At the end of 2020 and including the final 2019 dividend, ING has reserved EUR 3,266 million for distribution. This includes EUR 468 million of cash-only 2020 interim dividend and the remainder, subject to prevailing ECB recommendation, for distribution after September 2021.

Processes for managing capital

GT Balance Sheet & Capital Management ensures adherence to the set limits and targets by planning and executing capital management transactions. The ongoing assessment and monitoring of capital adequacy is embedded in the capital planning process within the ICAAP framework. As part of the dynamic business planning process, ING prepares a capital and funding plan on a regular basis for all its material businesses and assesses continuously the timing, need and feasibility for capital management actions in scope of its execution strategy. Sufficient financial flexibility should be preserved to meet important financial objectives. ING’s risk appetite statements set targets and are at the foundation of the capital plan. These limits are cascaded to the different businesses in line with our risk management framework. Contingency capital measures and early warning indicators are in place in conjunction with ING’s recovery plan to support the strategy in times of stress.

Adverse planning and stress testing, which reflect the outcomes of the annual risk assessment, are integral components of ING’s risk and capital management framework. It allows us to (i) identify and assess potential vulnerabilities in our businesses, business model, portfolios or operating environment; (ii) understand the sensitivities of the core assumptions used in our strategic and capital plans; and (iii) improve decision-making and business steering through balancing risk and return following a forward looking and prudent management approach.

Regulatory requirements

Capital adequacy and the use of required regulatory capital are based on the guidelines developed by the Basel Committee on Banking Supervision (The Basel Committee) and the European Union Directives, as implemented by the Dutch Central Bank (Dutch Central Bank until 3 November 2014, the ECB thereafter) for supervisory purposes. In 2010, the Basel Committee issued new solvency and liquidity requirements that superseded Basel II, implemented in the EU via CRR / CRD. In accordance with the CRR the minimum Pillar 1 capital requirements applicable to ING Group are: a CET1 ratio of 4.5%, a Tier 1 ratio of 6% and a Total capital ratio of 8% of risk-weighted assets.

In 2020, as a reaction to the Covid-19 pandemic, relevant regulators introduced a number of changes to the regulatory capital requirements applicable to ING, including structural reductions. The structural reductions of capital requirements reflect the application of Art.104a in CRD V, which allowed ING to replace CET1 capital with additional Tier 1 / Tier 2 securities to meet the Pillar II requirement, and a reduction in the overall systemic buffer (i.e. the Systemic Risk Buffer plus the highest of the O-SII and G-SII buffer) by the Dutch National Bank from 3% to 2.5%. Similarly, various competent authorities changed or removed their Countercyclical Buffer (CCyB) requirements reducing the CCyB for ING from 24 basis points to 3 basis points.

As a consequence, the overall CET1 requirement (including buffer requirements) for ING Group at a consolidated level was 10.51% in 2020. This requirement is the sum of a 4.5% Pillar I requirement, a 0.98% Pillar II requirement, a 2.5% Capital Conservation Buffer (CCB), a 0.03% Countercyclical Buffer (CCyB) (based on December 2020 positions) and a 2.5% O-SII buffer that is set separately for Dutch systemic banks by the Dutch Central Bank (De Nederlandsche Bank). This requirement excludes the Pillar II guidance, which is not disclosed.

The Maximum Distributable Amount (MDA) trigger level stood at 10.51% in 2020 for CET1, 12.33% for Tier 1 Capital and 14.77% for Total Capital (after the application of Art.104a of the CRD V), based on stable Pillar II capital requirements. In the event that ING Group breaches the MDA level, ING may face restrictions on dividend payments, AT1 instruments coupons and payment of variable remuneration.

Ratings

ING’s key credit ratings and outlook are shown in the table above. Each of these ratings reflects only the view of the applicable rating agency at the time the rating was issued, and any explanation of the significance of a rating may be obtained only from the rating agency.

Main credit ratings of ING at 31 December 2020
	Standard & Poor’s		Moody’s		Fitch
	Rating	Outlook	Rating	Outlook	Rating	Outlook
ING Groep N.V.
Long-term	A-	Negative	Baa1	Stable	A+	Negative
ING Bank N.V.
Long-term	A+	Stable	Aa3	Stable	AA-	Negative
Short-term	A-1		P-1		F1+

A security rating is not a recommendation to buy, sell or hold securities and each rating should be evaluated independently of other ratings. There is no assurance that any credit rating will remain in effect for any given period of time or that a rating will not be lowered, suspended or withdrawn entirely by the rating agency if, in the rating agency’s judgment, circumstances so warrant. ING accepts no responsibility for the accuracy or reliability of the ratings.